Intangible assets	12 Months Ended
Dec. 31, 2020
Intangible assets [abstract]
Intangible assets

10 Intangible assets

Changes in intangible assets
	Goodwill		Software		Other		Total
	2020	2019	2020	2019	2020	2019	2020	2019
Opening balance	907	918	958	868	52	53	1,916	1,839
Additions		17	86	94			87	111
Capitalised expenses			213	285			213	285
Amortisation			-249	-235	-2	-2	-251	-237
Impairments [1]	-310		-167	-61	-35		-513	-61
Exchange rate differences	-63	-28	-6				-69	-28
Disposals			-9	-1			-9	-1
Changes in the composition of the group and other changes			19	8		1	19	9
Closing balance	533	907	846	958	15	52	1,394	1,916

Gross carrying amount as at 31 December	843	907	2,642	2,608	60	61	3,545	3,575
Accumulated amortisation as at 31 December			-1,621	-1,641	-9	-7	-1,630	-1,648
Accumulated impairments as at 31 December	-310		-175	-9	-37	-2	-522	-11
Net carrying value as at 31 December	533	907	846	958	15	52	1,394	1,916

1 Impairments of intangible assets are presented within Other operating expenses in the statement of Profit or Loss.

Goodwill

Goodwill is allocated to groups of cash generating units (CGUs) as follows:

Goodwill allocation to group of CGUs
	Method used forrecoverable amount	Discount rate	Terminal growth rate	Goodwill	Goodwill
Group of CGU’s				2020	2019
Retail Netherlands	Values in use	8.59%	0.00%	30	30
Retail Belgium	Values in use	9.48%	0.00%		50
Retail Germany	Values in use	8.57%	0.00%	349	349
Retail Growth Markets[1]	Values in use	13.09%	3.80%	153	209
Wholesale Banking[1]	Values in use	9.58%	0.75%		268
				533	907

1 Goodwill from acquisition related to Growth Countries is allocated across two groups of CGUs, EUR 153 million to Retail Growth Markets and EUR 0 million to Wholesale Banking (2019: EUR 209 million to Retail Growth Markets and EUR 61 million to Wholesale Banking).

Impairment testing

Goodwill is tested for impairment annually in the fourth quarter by comparing the recoverable amount of each goodwill-carrying CGU with its carrying amount. The key assumptions used in the calculation of the recoverable amounts are included in the table above. In addition ING Group tests goodwill whenever a triggering event is identified.

Covid-19 has resulted in adverse changes in the market and economic environment. Due to the impact of the significant deterioration in the economic environment on the cash flow outlook of our businesses, we also completed a goodwill impairment review across ING Group in the second quarter of 2020.

Goodwill impairment test performed in the second quarter resulted in the recognition of goodwill impairments on the CGU Retail Belgium of EUR 50 million (of which EUR 43 million is reported in Retail Belgium segment and EUR 8 million in Corporate Line segment) and on the CGU Wholesale Banking of EUR 260 million (fully reported in the Wholesale Banking segment).

For both CGUs the impairment resulted from the negative developments in the macro-economic outlook in the context of the Covid-19 pandemic. In addition, the applicable discount rate is also affected by the deteriorated economic and risk environment. The discount rate used to estimate the value in use of the CGU Belgium as at 30 June 2020 was 9.54% (31 December 2019: 6.94%). The discount rate used to estimate the value in use of CGU Wholesale Banking, which is based on the weighted average of the discount rates of various local businesses as Wholesale Banking is a global business line, was at 30 June 9.38% (31 December 2019: 7.29%). The terminal growth rate used to estimate the value in use of the CGU Belgium was 0.00% at 30 June 2020 and it was not changed compared to Q4 2019 (31 December 2019: 0.00%). The terminal growth rate used to estimate the value in use of CGU Wholesale Banking was at 30 June 0.85% (31 December 2019: 0.69%).

For each of the other groups of CGUs the recoverable amount exceeds the carrying value of the CGUs as at 31 December 2020 and therefore no impairment is required.

Methodology

In line with IFRS, the recoverable amount is determined as the higher of the fair value less costs of disposal and Value in Use (VIU). The VIU calculation is based on a Dividend Discount model using three year management approved plans, updated for the expected impact of Covid-19. When estimating the VIU of a CGU, local conditions and requirements determine the capital requirements, discount rates, and terminal growth rates. These local conditions and requirements determine the ability to upstream excess capital and profits to ING Group. The discount rate calculation includes other inputs such as equity market premium, country risk premium, and long term inflation which are based on market sources and management’s judgement. The long term growth rate for EU-countries is based on long term risk-free rate by reference to the yield of a composite index consisting of Euro generic government bonds, with a maturity of 30 years. For other countries, the growth rate includes long term inflation rate obtained from market sources.

Sensitivity of key assumptions

Key assumptions in the goodwill impairment test model are the projected locally available cash flows (based on local capital requirements and projected profits), discount rates (cost of equity), and long term growth rates.

The recoverable amounts of the unimpaired CGUs are sensitive to the above key assumptions.

A decrease in the available cash flows of 10%, an increase in the discount rate of 1 percent point or a reduction of future growth rate to zero are considered reasonably possible changes in key assumptions. If the aforementioned changes occur to the above key assumptions holding the other key assumptions constant, goodwill of the remaining CGUs will continue to be recoverable and no impairment will occur.

Other changes

Other changes in goodwill in 2020 relate to changes in currency exchange rates of CGUs Wholesale Banking and Retail Growth Markets goodwill.

Software

Software, includes internally developed software amounting to EUR 688 million (2019: EUR 741 million).

Following the decision to discontinue the Maggie programme an impairment of EUR 141 million was recognised in 2020, primarily related to capitalised software development costs. In addition, an impairment of EUR 19 million with regards software in the payments and cash management business was recognised. The rest of the software impairment relates to various, individually immaterial items.

Other intangible assets

In 2020 an impairment of an indefinite useful life asset of EUR 14 million was recognised, related to brand names (2019: nil) and additional EUR 20 million was recognised related to intangible assets from a previous acquisition (customer relationships), following a re-evaluation of the business plan.